LOAN MODIFICATION AGREEMENT



     This LOAN MODIFICATION AGREEMENT (this "Modification Agreement" or,

variously, the "Agreement") is effective as of August 31, 2008,  by and between UNITED BANK, a Virginia banking association (the ""Bank" or "Lender")

and  WILLIAMS INDUSTRIES, INC., a Virginia corporation with offices at 8624

J.D. Reading Drive, Manassas, VA 20109, INSURANCE RISK MANAGEMENT GROUP,

INC., a Virginia corporation, PIEDMONT METAL PRODUCTS, INC., a Virginia corporation, WILLIAMS BRIDGE COMPANY, a Virginia corporation, WII REALTY

MANAGEMENT, INC., a Virginia corporation, WILLIAMS STEEL ERECTION COMPANY,

Inc., a Virginia corporation, GREENWAY CORPORATION, a Maryland Corporation,

WILLIAMS EQUIPMENT COMPANY, a District of Columbia corporation (originally and collectively, "Borrower"), WILLIAMS FAMILY LIMITED PARTNERSHIP, a

Virginia limited partnership ("WFLP") and FRANK E. WILLIAMS, JR.,

individually ("Guarantor").



RECITALS



A.     On or about April 16, 1999, Lender made a $2.5 million revolving loan (Loan No. 9001), maturing May 5, 2005, evidenced by Revolving Credit

Note No. 3 of that date, to Williams Industries, Inc., Construction

Insurance Agency, Inc., Insurance Risk Management Group, Inc., Piedmont

Metal Products, Inc., Williams Bridge Company, WII Realty Management, Inc.,

Williams Steel Erection Company, Inc., all Virginia corporations, Greenway

Corporation, a Maryland corporation and Williams Equipment Corporation, a

D.C. corporation, jointly and severally ("Original Borrowers"), on which loan $1,468,810.48 in principal is due as of August 20, 2008, and



B.     The indebtedness due under Loan No. 9001 was secured by real and personal property collateral including, without limitation, land, rents and profits in Bedford, VA and in Manassas, VA under Deeds of Trust thereon,

as more fully set forth therein (the "Manassas Deed of Trust" and the

"Bedford Deed of Trust", originally limited to $797,000 as to Bedford land and $3,302,960 as to Manassas land, respectively, together with business assets and other personal property pledged under a Revolving Credit and

Term Loan Agreement dated April 16, 1999, and a related Security Agreement between the Bank and Original Borrowers, a Security Agreement dated April

16, 1999, as amended by Amendment No. 2 thereto dated May 1, 2001, including equipment, vehicles, machinery, tools, furniture, fixtures, office equipment,

accounts receivable, inventory, contract rights, general intangibles,

instruments, documents, chattel paper, securities, policies, certificates of insurance, deposits, cash, books, records, computer software, licenses,

patents, trademarks, tradenames, copyrights, service marks and other personal property, and the products and proceeds of all of the foregoing,

together with a pledge by William Industries, Inc. of 534 shares of the common stock of S.I.P., Inc., a Delaware corporation, under Pledge Agreement dated August 31, 2000, and a Negative Pledge of 62,053 shares of Williams

Industries, Inc., stock from Frank E. Williams, III and H. Arthur Williams under a Negative Pledge Agreement dated April 16, 1999 (collectively, the

"Original Collateral"), and



C.     On or about April 16, 1999, Lender made a draw term loan to Original

Borrowers maturing April 1, 2014, evidenced by Term Note No. 1, in the original principal amount of $2,260,750 (Loan No. 0101), secured by the

Original Collateral, on which  loan $452,741.12 is due as of August 20,

2008, and



D.     The indebtedness due under Loan No. 9001 and Loan No. 0101

(collectively, the "Indebtedness"), secured by the foregoing and by other collateral pledged, from time to time, under various agreements between Borrower and the Bank, was declared due and payable by the Bank on

May 12, 2005, together with other indebtedness due by Original Borrower,

since paid, and in respect of obligations under various letters of credit,

since satisfied, and



E.     In connection with the foregoing, Borrower, Guarantor and WFLP thereafter entered into a  Forbearance Agreement dated June 30, 2005, and a series of amendments thereto thereafter under which, among other things,

further collateral (in addition to the Original Collateral and to additional collateral pledged thereafter to the Bank, after the date of these loans,

from time to time, in respect of Loan Nos. 9001, Loan No. 0101, and other indebtedness due to the Bank by Borrower on various other loans, before the indebtedness under Loan Nos. 9001, Loan No. 010 and all indebtedness of

Borrower and other obligors to the Bank was accelerated or otherwise declared due and payable by the Bank in May, 2005), was pledged, including new collateral pledged to the Bank by SIP, Inc. of Delaware, Inc. (later sold) and by WFLP, all which collateral pledged to the Bank to date,

collectively with the Original Collateral, by Original Borrower, Guarantor

and WFLP (collectively, to the extent not previously released, the

"Obligors") in respect of Loan Nos. 9001, No. 0101 and such other indebtedness, to the extent such collateral has not been previously released by the Bank, is hereinafter referred to, collectively, as the "Collateral",

the most recent amendment being a Sixth Amendment to Forbearance Agreement dated as of July 31, 2008, and



F.     The Bank has previously released SIP, Inc of Delaware, Piedmont

Metal Products, Inc., and Williams Bridge Company ("Former Borrowers") from any further financial liability for the Indebtedness, and also has released all collateral owned by the Former Borrowers; the signatures of the Former

Borrowers hereunder are a matter of form and shall not be construed to modify or to rescind such releases, and, therefore, the remaining borrowers are

Williams Industries, Inc., a Virginia corporation, Insurance Risk Management

Group, Inc., a Virginia corporation, WII Realty Management, Inc., a Virginia corporation, Williams Steel Erection Company, Inc., a Virginia corporation,

Greenway Corporation, a Maryland Corporation, and Williams Equipment Company,

a District of Columbia corporation (originally and collectively, "Remaining

Borrowers").



G.     The Bank has agreed to waive its acceleration of the Indebtedness, to waive defaults previously declared, to term out the Indebtedness, and to modify the terms of the promissory notes, deeds of trust, loan and security agreements, pledge agreements, security agreements, forbearance agreements and all other loan documents and instruments presently evidencing the indebtedness due to the Bank under Loan Nos. 9001 and 0101, and guarantees thereof, including, without limitation, the Amended And Restated Guaranty

Agreement dated September 29, 2005 between Guarantor and the Bank

(collectively, the "Loan Documents"),  on the conditions hereof, and the

Obligors are in agreement thereto,



     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:



     NOW, THEREFORE, for good and valuable consideration, including the

Bank's continued extension of credit, on the terms hereof, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to modify the Loan Documents as follows:



     1.     Recitals.  The recitals above are acknowledged to be true and correct.



     2.     Term.  The maturity date of the Indebtedness is extended to

August 31, 2011, thirty-six (36) months from the effective date hereof.



     3.     Debt Service.  Debt service during the extended term of the

Indebtedness shall be paid monthly, interest only by Remaining Borrowers, as if the obligations of Borrower to the Bank in respect of the Indebtedness had never previously been accelerated, provided, however, that Remaining

Borrowers shall further curtail principal by $57,980, quarterly, on the last day of each quarter, for the remaining Term of Loan No. 0901, and Remaining

Borrowers shall further curtail principal by $17,020, quarterly, for the remaining Term of Loan No. 0101.



     4.     Interest Reserve.  On or before Closing hereon, Remaining

Borrowers shall post a pre-paid interest reserve equal to One Hundred

Thousand Dollars ($100,000) and it shall maintain that interest reserve in a Certificate of Deposit or other interest-bearing account as may be mutually agreed, for the Term, such reserve held with respect to both loans.



     5.     Reaffirmation of Guaranty of Frank E. Williams, Jr.  Frank E.

Williams, Jr. ("Guarantor") hereby ratifies, confirms and extends Amended

And Restated Guaranty Agreement dated September 29, 2005 (the "Guaranty"),

and further consents to the terms of this Agreement.



     6.     Reaffirmation of Pledge by WFLP.  WFLP hereby ratifies,

confirms, and extends its pledge of $1,758,000 of the value of the

Wellington Parcel, which is secured by a Deed of Trust on such property,

and further consents to the terms of this Agreement.



7.     No Affirmative or Negative Covenants Except as Expressed Herein.  The

Remaining Borrowers, WFLP and Guarantor covenant that the value of the real property subject to Deeds of Trust securing the Indebtedness shall be not less than 300% of the amount of Indebtedness, and the Bank acknowledges receiving an appraisal acceptable to the Bank, which satisfies this requirement as of the execution hereof.  Not more than two times during the extended terms hereof, the Bank may request an update of such appraisal at

Remaining Borrower's expense to confirm compliance with this covenant.  All other Affirmative and Negative Covenants in the Loan Documents, including without limitation Sections 5 and 6 of the Revolving Credit and Term Loan

Agreement dated April 16, 1999, as amended, are hereby deleted and declared null and void.



7.     Release of Certain Borrowers.  Provided there are no events of default, the Bank hereby agrees to release the following Remaining Borrowers and their respective assets upon the payment of additional principal curtailments as listed:



(a) Williams Equipment Corp. and Greenway Corp.         $250,000

(b) Williams Steel Erection Company, Inc.               $250,000



8.     Certain Representations and Warranties.  To induce the Lender to enter into this Agreement, Remaining Borrowers, WFLP and the Guarantor re-

affirm, as of the date hereof, all representations and warranties previously made to the Bank under the Loan Documents, including, without limitation,

the Forbearance Agreement, all being incorporated herein by reference, as of the date hereof.  They represent that the Indebtedess is now due and owing to the Bank, as aforesaid, without defense, offset or counterclaim and that no further events of default have occurred under the Loan Documents,

not previously disclosed to Bank.  Each party hereto represents that its entry into this Agreement has been duly authorized by all required corporate,

partnership, trust and other action, that this Agreement represents their binding obligation, enforceable in accordance with its terms, and that their entry into this Agreement does not violate any contract or agreement to which they are a party, nor require the consent of any third-person not a party hereto.



     9.     No Novation, Waivers or Impairment.  The parties hereto agree that neither this Agreement nor any other document executed in accordance herewith is intended to be a novation of any of the Loan Documents nor of the Indebtedness or of any other obligations or duties owed to Lender under the Loan Documents, nor a modification thereto, except as to the modifications expressly provided for herein.



          As modified herein, the Loan Documents and all obligations therein, and all Collateral previously pledged to the Bank thereunder

(except to the extent released by the Bank), continue in full force and effect.



          The parties further agree that:



     (a)     Subject to Lender's duties hereunder, , nothing herein shall release or waive any of the Remaining Borrowers' obligations under any of the Loan Documents or those of WFLP or Guarantor in respect thereof, all of which remain in full force and effect, nor impair the validity, perfection or priority of any security interest, lien, deed of trust or other Collateral therefore, nor release the obligations of any guarantee thereof, all of which obligations, security interests, collateral, duties, rights and guarantees are hereby ratified and affirmed by the Remaining Borrowers, WFLP and the

Guarantor, without prejudice to their rights herein or therein.  Remaining

Borrowers, WFLP and Bank acknowledges that Bank has a duly perfected valid first priority security interests and liens in the Collateral, except as set forth on Exhibit 7(b) hereof and that such liens and security interests in the Collateral shall continue to secure their indebtedness and Obligations to the Bank in respect of the Indebtedness, under the guarantees thereof, and under the Loan Documents;



          (b)     Subject to the Lender's duties hereunder, nothing herein

shall waive or impair any rights, powers or remedies of the Lender under the

Loan Documents including, without limitation, any right or remedy of Lender against the Guarantor under his Guaranty, as amended by the Amended and

Restated Guaranty Agreement of September 29, 2005 (the "Guaranty");



          (c)     Nothing herein shall be construed to constitute an

agreement by the Lender or to require the Lender to extend the Term beyond thirty-six (36) months from the effective date hereof, as provided for herein, nor waive any rights of the Bank, in the event of any subsequent defaults under the Loan Documents, after the date hereof;



          (d)     The Lender shall have the right at any time to take any

action at law or in equity with respect to the Loan Documents and/or the

Guaranty provided that such action is not inconsistent with the terms and conditions of this Agreement and Lender's duty to forbear under the terms and conditions hereof, including seeking the entry of such court orders and judgments as the Lender in its sole discretion deems appropriate to enforce the terms of this Agreement or to protect its security interests and rights to repayment under the Loan Documents and the Guaranty.



     10.     Release of the Lender.  In consideration of Lender's entry into this Agreement, the Borrower, WFLP and the Guarantor hereby release, remise,

acquit and forever discharge the Lender, the Lender's employees, agents,

representatives, consultants, attorneys, fiduciaries, servants, officers,

directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (all of the foregoing hereinafter called the "Released Parties") from any and all actions and causes of action, judgments, executions, suits, debts, claims,

demands, liabilities, obligations, damages and expenses, breaches, rights of setoff, counterclaims and statutory rights, of any and every character, known or unknown, direct or indirect, liquidated or unliquidated, contingent or non-

contingent, at law or in equity, of every kind or nature, including any which may arise in a bankruptcy or insolvency proceeding, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, arising from or in any way directly or indirectly related to this Agreement, the Forbearance Agreement as originally executed on June 30, 2005, the six amendments thereto, the Loan Documents or from the performance and payment by Borrower or WFLP thereunder, or from the Guarantee of Borrowers' obligations to Lender by the Guarantor, and also from all other claims, rights, demands or causes of action of any kind, in law or in equity against the Lender, except for Lender's duties hereunder (all of the foregoing hereinafter called, collectively, the "Released Matters"). Borrower, WFLP and the Guarantor acknowledge that the agreements in this Section are intended to be in full satisfaction of any and all alleged injuries or damages arising in connection with the Released Matters, whether known or unknown, at law or in equity, and that this release is a material inducement to the Lender's entry into this Agreement.  Each of the Borrower, WFLP and the Guarantor further represents and warrants to the Lender that it has not transferred, assigned or otherwise conveyed, or purported to transfer, assign or otherwise convey,

any right, title or interest in the Released Matters as to any Person and that the foregoing constitutes a full and complete release of all Released

Matters.



     11.     No Partnership.  Nothing herein shall be construed to make the

Lender, the Remaining Borrowers, WFLP or the Guarantor the agent, partner,

or joint venturer of the other, and the Remaining Borrowers, WFLP and the

Guarantor have no relationship with Lender other than that of debtor and creditor.



     12.     Entire Agreement.  This Agreement constitutes the entire

agreement of the parties concerning the subject matter hereof and supersedes any prior or contemporaneous representations or agreements not contained herein.  In entering into this Agreement, each  of Borrower, WFLP and the

Guarantor acknowledges that it is not relying on any statement,

representation, warranty, covenant or agreement of any kind made by the

Lender or by any agent or employee thereof, except for the agreements of the

Lender set forth herein.  They further acknowledge that Agreement can be amended only by written instruments, duly executed by Lender and all parties hereto, and that no officer, agent or representative of Lender has authority to act in any other manner.



     13.     Attorney's Fees.  Borrower shall pay the reasonable attorney's fees and all costs and expenses of Lender in connection with the preparation of this Agreement and closing thereunder.



     14.     Successors and Assigns.  This Agreement shall inure to the benefit of and be binding on the parties and their successors and assigns;

provided, however, that this Agreement may not be assigned by any of the

Borrowers without the prior written consent of the Lender.



     15.     Counterparts.  This Agreement may be executed in one or more counterparts, and by different parties on different counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.



     16.     Time of the Essence.  Time is of the essence under this

Agreement.  Closing must occur by no later than 5:00 P.M. on September 5,

2008.



     17.     No waivers.  By entering into this Agreement it is agreed

that Lender does not waive or limit any right it may have against Original

Borrower, WFLP or the Guarantor, except as may be expressly stated herein or previously waived in writing, all other rights and remedies of Lender being reserved.



     18.     Signatures.  Faxed signatures shall be accepted for all

purposes, with originals to be provided within three (3) business days thereafter.  This Agreement may be signed in counterparts, each of which so executed shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.  All signators represent that their signatures are given with full approval, after, for non-individual signators,

all required corporate and partnership action, and that their entry into this

Agreement does not violate any contract, agreement or law to which they are subject or to which they are a party nor require the further consent of any person not a party hereto.



     19.     Binding Nature.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.



     20.     Choice of Law. This Agreement shall be governed by, and

enforced pursuant to, the internal laws of the Commonwealth of Virginia.



     21.     Further Assurances and Corrective Instruments.  Borrower, WFLP

and Guarantor shall each execute, acknowledge and deliver, from time to time,

such supplements hereto and such further instruments and documents as the

Lender may require in its discretion to evidence any obligation of the

Borrower, WFLP or Guarantor to the Lender, to facilitate the carrying out of the intentions of the parties to this Agreement, or to perfect the

Collateral, as applicable.



     22.     WAIVER OF JURY. EACH PARTY TO THIS AGREEMENT AGREES THAT ANY

SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR

INSTITUTED BY ANY PARTY HERETO OR ANY SUCCESSOR OR ASSIGN OF ANY PARTY, ON

OR WITH RESPECT TO THIS AGREEMENT OR WHICH IN ANY WAY RELATES TO THE

INDEBTEDNESS, THE GUARANTEES THEREOF AND THE LOAD DOCUMENTS SHALL BE TRIED

ONLY BY A COURT AND NOT BY A JURY. EACH PARTY EXPRESSLY WAIVES ANY RIGHT TO

A TRIAL BY JURY AND ANY SUCH SUIT, ACTION OR PROCEEDING.



     23.     LIMITATION OF LIABILITY; WAIVER OF PUNITIVE DAMAGES.  BORROWER,

WFLP AND GUARANTOR AGREE THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION

PROCEEDING OR IN ANY CLAIM OR CONTROVERSY AMONG THEM THAT MAY ARISE OUT OF

OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY

OTHER AGREEMENT BETWEEN OR AMONG THEM OR THEIR OBLIGATIIONS THEREUNDER OR

UNDER THIS AGREEMENT, THAT THEY SHALL HAVE NO REMEDY AGAINST BANK AND/OR ITS

AGENTS FOR, AND THAT BANK AND/OR ITS AGENTS SHALL NOT BE LIABLE FOR, (1)

INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY

DAMAGES.  EACH OF BORROWER, WFLP AND GUARANTOR HEREBY EXPRESSLY WAIVES ANY

RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY

ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR

CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION,

JUDICIALLY OR OTHERWISE.



     24.     Interpretation.  Each party acknowledges (i) that it has

participated in the negotiation of this Agreement, and that no provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision; (ii) that it has had the opportunity to review,

analyze, and discuss this Agreement, and the underlying factual matters relevant to this Agreement, for a sufficient period of time before the execution and delivery hereof; (iii) that all of the terms of this Agreement were negotiated at arm's length; (iv) that this Agreement was prepared and executed without fraud, duress, undue influence, or coercion of any kind exerted by any of the parties upon the others; (v) that the execution and delivery of this Agreement is the free and voluntary act of each party, and

(vi) that, even though the Borrower, WFLP and Guarantor did not employ outside counsel in connection with the negotiation and execution of this

Agreement and related documents, each of the Borrower, WFLP and Guarantor was given ample opportunity to obtain counsel and chose not to do so, and,

moreover, Borrower used the services of its in-house counsel in this matter.



     IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the day and year set forth above.



[signatures omitted in this electronic copy]